As Filed with the Securities and Exchange Commission on July 23, 2003

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 15, 2003

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

1-6523
(Commission File Number)

56-0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)

28255
(Zip Code)

(800) 299-2265
(Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

          By action dated July 15, 2003, a Committee previously appointed by the Board of Directors of the Registrant, approved the public offering of an aggregate principal amount of $1,000,000,000 of the Registrant's 3¼% Senior Notes, due 2008 (the "Senior Notes"), to various underwriters (the "Senior Underwriters") and otherwise established the terms and conditions of the Senior Notes and the sale thereof. The resolutions of the Committee with respect to the Senior Notes are included as a part of Exhibit 99.1 hereto.

        On July 15, 2003, the Registrant entered into an underwriting agreement with the various Senior Underwriters (the "Senior Underwriting Agreement") for the Senior Notes. The terms of the offering and the Senior Notes are described in the Registrant's Prospectus dated August 20, 2002 constituting a part of the Registration Statement (hereinafter described), as supplemented by a final Global Prospectus Supplement dated July 15, 2003. The Senior Underwriting Agreement is included as Exhibit 1.1 hereto.

         On July 15, 2003, the Committee also approved the public offering of an aggregate principal amount of $500,000,000 of the Registrant's 4¾% Subordinated Notes, due 2013 (the "Subordinated Notes"), to various underwriters (the "Subordinated Underwriters") and otherwise established the terms and conditions of the Subordinated Notes and the sale thereof. The resolutions of the Committee with respect to the Subordinated Notes are included as a part of Exhibit 99.1 hereto.

        Also on July 15, 2003, the Registrant entered into an underwriting agreement with the various Subordinated Underwriters (the "Subordinated Underwriting Agreement") for the Subordinated Notes. The terms of the offering and the Subordinated Notes are described in the Registrant's Prospectus dated August 20, 2002 constituting a part of the Registration Statement (hereinafter described), as supplemented by a final Global Prospectus Supplement dated July 15, 2003. The Subordinated Underwriting Agreement is included as Exhibit 1.2 hereto.

        The Senior Notes and the Subordinated Notes were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-97197, as amended ("Registration No. 333-97197"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. Registration No. 333-97197 registered up to $20,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and common stock.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

1.1	Underwriting Agreement dated July 15, 2003 with respect to the offering of the 3¼% Senior Notes, due 2008
1.2	Underwriting Agreement dated July 15, 2003 with respect to the offering of the 4¾% Subordinated Notes, due 2013
4.1	Form of 3¼% Senior Note, due 2008
4.2	Form of 4¾% Subordinated Note, due 2013
5.1	Form of Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the 3¼% Senior Notes, due 2008
5.2	Form of Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the 4¾% Subordinated Notes, due 2013
99.1	Resolutions dated July 15, 2003 of a Committee of the Board of Directors with respect to the terms of the offering of the 3¼% Senior Notes, due 2008 and the 4¾% Subordinated Notes, due 2013
99.2	News Release disseminated on July 15, 2003 regarding the sale of the 3¼% Senior Notes, due 2008 and the 4¾% Subordinated Notes, due 2013

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SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        BANK OF AMERICA CORPORATION

                                                                        By: /s/ TERESA M. BRENNER
                                                                                   TERESA M. BRENNER
                                                                                   Associate General Counsel

Dated: July 23, 2003

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INDEX TO EXHIBITS
EXHIBIT NO.	DESCRIPTION OF EXHIBIT

1.1	Underwriting Agreement dated July 15, 2003 with respect to the offering of the 3¼% Senior Notes, due 2008
1.2	Underwriting Agreement dated July 15, 2003 with respect to the offering of the 4¾% Subordinated Notes, due 2013
4.1	Form of 3¼% Senior Note, due 2008
4.2	Form of 4¾% Subordinated Note, due 2013
5.1	Form of Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the 3¼% Senior Notes, due 2008
5.2	Form of Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the 4¾% Subordinated Notes, due 2013
99.1	Resolutions dated July 15, 2003 of a Committee of the Board of Directors with respect to the terms of the offering of the 3¼% Senior Notes, due 2008 and the 4¾% Subordinated Notes, due 2013
99.2	News Release disseminated on July 15, 2003 regarding the sale of the 3¼% Senior Notes, due 2008 and the 4¾% Subordinated Notes, due 2013